Exhibit 21.1

THE BANK OF NEW YORK MELLON CORPORATION

PRIMARY SUBSIDIARIES OF THE CORPORATION (a)

DEC. 31, 2007

•	Agency Brokerage Holdings, LLC – State of Incorporation: New York
•	Alcentra Inc. – State of Incorporation: California
•	BNY Capital Markets, Inc. – State of Incorporation: New York
•	BNY ConvergEx Execution Solutions LLC – State of Incorporation: Delaware
•	BNY Holdings (Delaware) Corporation – State of Incorporation: Delaware
•	BNY Investment Center, Inc. – State of Incorporation: New York
•	BNY Mellon Asset Management International Ltd. – Incorporation: United Kingdom
•	BNY Mellon Global Securities Services BV – Incorporation: Netherlands
•	BNY Trade Insurance, Ltd. – Incorporation: Bermuda
•	BNY Trading LLC – State of Incorporation: New York
•	Boston Safe Advisors, Inc. – State of Incorporation: Massachusetts
•	Boston Safe Deposit Finance Company, Inc. – State of Incorporation: Massachusetts
•	B-Trade Services LLC – State of Incorporation: Delaware
•	CIBC Mellon GSS Company – Incorporation: Canada
•	CIBC Mellon Trust Company – Incorporation: Canada
•	ConvergEx Holdings LLC – State of Incorporation: Delaware
•	DPM Mellon LLC – State of Incorporation: Nevada
•	Dreyfus Service Organization, Inc. – State of Incorporation: Delaware
•	Dreyfus Transfer Inc. – State of Incorporation: Maryland
•	EACM Advisors LLC – State of Incorporation: Delaware
•	Estabrook Capital Management, LLC – State of Incorporation: Delaware
•	Founders Asset Management LLC – State of Incorporation: Delaware
•	Franklin Portfolio Associates LLC – State of Incorporation: Massachusetts
•	Gannett Welsh and Kotler, LLC – State of Incorporation: Delaware
•	G-Trade Services LLC – State of Incorporation: Delaware
•	Hamon Investment Group PTE Limited – Incorporation: Singapore
•	Ivy Asset Management Corporation – State of Incorporation: Delaware
•	Lockwood Advisors, Inc. – State of Incorporation: Delaware
•	Lockwood Capital Management, Inc. – State of Incorporation: Delaware
•	MBC SPC Leasing ULC – Incorporation: Nova Scotia
•	MBSC Securities Corporation – State of Incorporation: New York
•	MelDel Leasing Corp #2 – State of Incorporation: Delaware
•	Mellon 1st Business Bank, National Association – Incorporation: United States
•	Mellon Bank (Channel Islands) Limited – Incorporation: Guernsey
•	Mellon Bank, N.A. – Incorporation: United States
•	Mellon Canada Holdings Company – Incorporation: Canada
•	Mellon Capital Management – State of Incorporation: California
•	Mellon Chile Holdings SA – Incorporation: Chile
•	Mellon Equity Associates LLP – State of Incorporation: Pennsylvania
•	Mellon Financial Markets LLC – State of Incorporation: Delaware
•	Mellon Global Management Ltd. – Incorporation: Ireland
•	Mellon Hedge Advisors LLC – State of Incorporation: Delaware

THE BANK OF NEW YORK MELLON CORPORATION

PRIMARY SUBSIDIARIES OF THE CORPORATION (a)

DEC. 31, 2007

Continued

•	Mellon International Investment Corporation – Incorporation: United States
•	Mellon Investor Services LLC – State of Incorporation: New Jersey
•	Mellon Investor Services Holdings LLC – State of Incorporation: Delaware
•	Mellon Life Insurance Company – State of Incorporation: Delaware
•	Mellon Overseas Investment Corporation – Incorporation: United States
•	Mellon Private Trust Company, National Association – Incorporation: United States
•	Mellon Securities Investments LLC – State of Incorporation: Delaware
•	Mellon Securities LLC – State of Incorporation: Delaware
•	Mellon Servicios Financaieros – Incorporation: Brazil
•	Mellon Trust Company of Illinois –State of Incorporation: Illinois
•	Mellon Trust of Delaware, N.A. – Incorporation: United States
•	Mellon Trust of New England, National Association – Incorporation: United States
•	Mellon Trustees Ltd. – Incorporation: Ireland
•	Mellon United National Bank – Incorporation: United States
•	Mellon Ventures III, LP – State of Incorporation: Delaware
•	Mellon Ventures IV LP – State of Incorporation: Delaware
•	Newton Capital Management, LTD – Incorporation: England
•	Pareto Investment Management Limited – Incorporation: England
•	Pershing Advisor Solutions LLC – State of Incorporation: Delaware
•	Pershing Group LLC – State of Incorporation: Delaware
•	Pershing LLC – State of Incorporation: Delaware
•	Promontory International Financial Network, LLC – State of Incorporation: Delaware
•	Standish Mellon Asset Management Company LLC – State of Incorporation: Delaware
•	TBC Securities Co, Inc. – State of Incorporation: Massachusetts
•	The Bank of New York Delaware – State of Incorporation: Delaware
•	The Bank of New York – State of Incorporation: New York
•	The Bank of New York Capital Markets Limited – Incorporation: England
•	The Bank of New York Trust Co., N.A. – Incorporation: United States
•	The Boston Company Asset Management LLC – State of Incorporation: Massachusetts
•	The Dreyfus Corporation – State of Incorporation: New York
•	Urdang Capital Management, Inc. – State of Incorporation: Delaware
•	Urdang Securities Management, Inc. – State of Incorporation: Pennsylvania
•	Walter Scott and Partners Limited – Incorporation: Scotland
•	West LB Mellon Asset Management (USA) LLC – State of Incorporation: Delaware

(a)	The Bank of New York and Mellon Bank, N.A. are significant subsidiaries as defined in Rule 1-02(w) of Regulation S-X. The subsidiaries of The Bank of New York Mellon Corporation not listed above collectively do not constitute a significant subsidiary.